UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 18, 2014

Davi Luxury Brand Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-53609	26-2463412
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9426 Dayton Way Beverly Hills, CA 90210
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (310) 288-8393

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On July 18, 2014, Davi Luxury Brand Group, Inc., a Nevada corporation (“Registrant”), issued a press release to announce that it will file a Form 15 with the Securities and Exchange Commission to voluntarily deregister its common stock under the Securities Exchange Act of 1934. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(a). Press release of Davi Luxury Brand Group, Inc., dated July 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 18, 2014	DAVI LUXURY BRAND GROUP, INC. By: /s/ Parrish Medley Name: Parrish Medley Title: President, Chief Executive Officer and Interim Chief Financial Officer